Exhibit 10.121

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of October 18, 2005, is among NEXSTAR BROADCASTING, INC., a Delaware corporation (the “Borrower”), NEXSTAR BROADCASTING GROUP, INC., a Delaware corporation (the “Ultimate Parent”), NEXSTAR FINANCE HOLDINGS, INC., the several Lenders (as such term is defined in the hereinafter described Credit Agreement) parties to this First Amendment, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

R E C I T A L S:

A. The Borrower, the Ultimate Parent, certain of its Subsidiaries from time to time party to the Credit Agreement, the Administrative Agent, UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the Co-Syndication Agents, and the several Lenders parties thereto entered into that certain Fourth Amended and Restated Credit Agreement dated as of April 1, 2005 (as the same may be amended, restated or modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrower has advised the Administrative Agent that it desires to amend the Credit Agreement to modify certain financial covenants under the Credit Agreement.

C. The Majority Revolver Lenders and the Majority Lenders parties to this First Amendment are willing to agree to the above-described amendment, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower and the Parent Guarantors, set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants, terms and conditions, and in reliance upon the representations and warranties, in each case contained herein, the parties hereto agree hereby as follows:

ARTICLE I

Amendments

Section 1.01 Amendment to Section 7.09(a). Effective as of the Effective Date (as defined in Section 4.05), Section 7.09(a) of the Credit Agreement is hereby amended to read as follows:

(a) Consolidated Total Leverage Ratio. The Consolidated Total Leverage Ratio shall not at any time during any period set forth below exceed the ratio set forth opposite such period below:

Period	Ratio
Effective Date through and including September 30, 2005	7.50 to 1.00
October 1, 2005 through and including December 31, 2005	8.50 to 1.00
January 1, 2006 through and including March 31, 2006	8.00 to 1.00
April 1, 2006 through and including June 30, 2006	7.75 to 1.00
July 1, 2006 through and including September 30, 2006	7.50 to 1.00
October 1, 2006 through and including December 31, 2007	7.00 to 1.00
January 1, 2008 through and including December 30, 2008	6.75 to 1.00
December 31, 2008 through and including June 30, 2010	6.50 to 1.00
July 1, 2010 through and including December 30, 2010	6.25 to 1.00
December 31, 2010 and thereafter	6.00 to 1.00

Section 1.02 Amendment to Section 7.09(b) Effective as of the Effective Date, Section 7.09(b) of the Credit Agreement is hereby amended to read as follows:

(b) Consolidated Senior Leverage Ratio. The Consolidated Senior Leverage Ratio shall not at any time during any period set forth below exceed the ratio set forth opposite such period below:

Period	Ratio
Effective Date through and including September 30, 2005	5.25 to 1.00
October 1, 2005 through and including December 31, 2005	5.50 to 1.00
January 1, 2006 through and including June 30, 2006	5.25 to 1.00
July 1, 2006 through and including December 30, 2007	5.00 to 1.00
December 31, 2007 through and including December 30, 2008	4.75 to 1.00
December 31, 2008 through and including December 30, 2009	4.50 to 1.00
December 31, 2009 through and including December 30, 2010	4.25 to 1.00
December 31, 2010 and thereafter	4.00 to 1.00

ARTICLE II

Conditions Precedent

Section 2.01 Conditions Precedent. The parties hereto agree that this First Amendment and the amendment to the Credit Agreement contained herein shall not be effective until the satisfaction of each of the following conditions precedent:

(a) Execution and Delivery of this First Amendment. The Administrative Agent shall have received a copy of this First Amendment executed and delivered by each of the applicable Credit Parties and by all the Lenders and each of the conditions set forth in clauses (b) through (g) below shall have been satisfied.

(b) Representations and Warranties. Each of the representations and warranties made in this First Amendment shall be true and correct on and as of the Effective Date as if made on and as of such date, both before and after giving effect to this First Amendment.

(c) Notes, Loan Documents. The Administrative Agent shall have received all such Loan Documents as may be deemed necessary or advisable by the Administrative Agent.

(d) Resolutions. The Administrative Agent shall have received a certified resolution of the Board of Directors of each of the Borrower and Parent Guarantors authorizing the execution, delivery and performance of this First Amendment.

(e) Fees and Expenses. The Borrower shall pay the estimated fees, costs and out-of-pocket expenses incurred by counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this First Amendment and all transaction contemplated hereby and thereby.

(f) Amendment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender executing this First Amendment a nonrefundable amendment fee in the amount of 0.10% of the sum of (i) such Lender’s Revolving Commitment plus (ii) such Lender’s Commitments under each Incremental Facility plus (iii) such Lender’s Facility Percentage of the Aggregate Outstanding Term B Loan Balance.

(g) Other Documents and Instruments. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

ARTICLE III

Representations and Warranties

Section 3.01 Representations and Warranties. To induce the Administrative Agent and the several Lenders parties hereto to enter into this First Amendment and to grant the amendments contained herein, each of the Borrower and the Parent Guarantors represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Authorization; No Contravention. The execution, delivery and performance by the applicable Credit Parties of this First Amendment have been duly authorized by all necessary partnership, corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of any Charter Documents of any Credit Party, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which any Credit Party is a party or any order, injunction, writ or decree of any Governmental Authority to which any Credit Party is a party or its property is subject, or (iii) violate any Requirement of Law.

(b) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this First Amendment.

(c) No Default. After giving effect to this First Amendment, no Default or Event of Default exists under any of the Loan Documents. No Credit Party is in default under or with respect to (i) its Charter Documents or (ii) any material Contractual Obligation of such Person. The execution, delivery and performance of this First Amendment shall not result in any default under any Contractual Obligation of any Credit Party in any respect.

(d) Binding Effect. This First Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Credit Parties that are parties thereto, enforceable against such Credit Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

(e) Representations and Warranties. The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the amendments contemplated in this First Amendment, as if such representations and warranties were being made on and as of the date hereof.

ARTICLE IV

Miscellaneous

Section 4.01 Ratification of Loan Documents. Except for the specific amendments expressly set forth in this First Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this First Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Document.

Section 4.02 Fees and Expenses. The Borrower and the Parent Guarantors jointly and severally agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this First Amendment, and any other documents prepared in connection herewith or therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

Section 4.03 Headings. Article, section and subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

Section 4.04 Applicable Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

Section 4.05 Counterparts and Effective Date. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This First Amendment shall become effective when the Administrative Agent has received counterparts of this First Amendment executed by the Borrower, the Parent Guarantors, each of the other Guarantors and the Lenders and each of the conditions precedent set forth in Article II above has been satisfied (the “Effective Date”).

Section 4.06 Affirmation of Guarantees and Mission Loan Documents. Notwithstanding that such consent is not required thereunder, each of the Parent Guarantors and the other Guarantors hereby consent to the execution and delivery of this First Amendment and reaffirm their respective obligations under each of their respective Guaranty Agreements. Furthermore, notwithstanding that such consent is not required hereunder, each of Borrower and Guarantors (as defined in the Mission Credit Agreement) hereby consents to the execution and delivery of this First Amendment and reaffirm their respective obligations under each of their respective Mission Loan Documents.

Section 4.07 Confirmation of Loan Documents and Liens. As a material inducement to the Lenders to agree to amend the Credit Agreement as set forth herein, the Borrower, the Guarantors and David S. Smith hereby (i) acknowledge and confirm the continuing existence, validity and effectiveness of the Loan Documents to which they are parties, including, without limitation the Security Documents and the Liens granted under the Security Documents, (ii) agree that the execution, delivery and performance of this First Amendment shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Documents and Liens and (iii) acknowledge and agree that the Liens granted under the Security Documents secure (A) the payment of the Obligations under the Loan Documents in the same priority as on the date such Liens were created and perfected, and (B) the performance and observance by the Borrower and the other Credit Parties of the covenants, agreements and conditions to be performed and observed by each under the Credit Agreement, as amended hereby, and the Mission Credit Agreement.

Section 4.08 References to the Credit Agreement. Upon and during the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

Section 4.09 Final Agreement. THIS FIRST AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Effective Date.

BORROWER:

NEXSTAR BROADCASTING, INC.

By:	/s/ G. Robert Thompson
Name:	G. Robert Thompson
Title:	Chief Financial Officer

PARENT GUARANTORS:

NEXSTAR BROADCASTING GROUP, INC.
NEXSTAR FINANCE HOLDINGS, INC.

By:	/s/ G. Robert Thompson
Name:	G. Robert Thompson
Title:	Chief Financial Officer

OTHER GUARANTORS
(for purposes of Sections 4.06 and 4.07 hereof):

MISSION BROADCASTING, INC.

By:	/s/ David S. Smith
Name:	David S. Smith
Title:	President

DAVID S. SMITH
(for purposes of Section 4.07 hereof):

/s/ David S. Smith
DAVID S. SMITH

ADMINISTRATIVE AGENT, CO-SYNDICATION AGENTS, L/C ISSUER AND LENDERS:

BANK OF AMERICA, N.A.,
as Administrative Agent, as L/C Issuer
and as a Lender

By:	/s/ Scott Conner
Name:	Scott Conner
Title:	Vice President

UBS SECURITIES LLC,
as Co-Syndication Agent

By:	/s/ Eric H. Coombs
Name:	Eric H. Coombs
Title:	Managing Director

By:	/s/ Amanda J. Montgomery
Name:	Amanda J. Montgomery
Title:	Managing Director

MERRILL LYNCH, PIERCE, FENNER &
SMITH INCORPORATED,
as a Co-Syndication Agent

By:	/s/ Cecile Baker
Name:	Cecile Baker
Title:	Director

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Wilfred V. Saint
Name:	Wilfred V. Saint
Title:	Director
Banking Products
Services, US

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director
Banking Products
Services, US

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Suzanne Kaicher
Name:	Suzanne Kaicher
Title:	Attorney - In- Fact
Royal Bank Of Canada

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Alicia Freed
Name:	Alicia Freed
Title:	Duly Authorized Signatory

MERRILL LYNCH CAPITAL,
a division of Merrill Lynch Business Financial Services Inc., as a Lender

By:	/s/ Julia F. Maslanka
Name:	Julia F. Maslanka
Title:	Vice President

CALYON NEW YORK BRANCH,
as a Lender

By:	/s/ Stephane Ducroizet
Name:	Stephane Ducroizet
Title:	Vice President

By:	/s/ John McCloskey
Name:	John McCloskey
Title:	Director

MAPLEWOOD (CAYMAN) LIMITED,
By: Babson Capital Management LLC as
Investment Manager

By:	/s/ Adrienne Musgnug
Name:	Adrienne Musgnug
Title:	Managing Director

BILL & MELINDA GATES FOUNDATION
By: Babson Capital Management LLC as
Investment Adviser

By:	/s/ Adrienne Musgnug
Name:	Adrienne Musgnug
Title:	Managing Director

BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2005-I
By: Babson Capital Management LLC as
Collateral Manager

By:	/s/ Adrienne Musgnug
Name:	Adrienne Musgnug
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY
By: Babson Capital Management LLC as
Investment Adviser

By:	/s/ Adrienne Musgnug
Name:	Adrienne Musgnug
Title:	Managing Director

UBS AG, Stamford Branch,
as a Lender

By:	/s/ Wilfred V. Saint
Name:	Wilfred V. Saint
Title:	Director
Banking Products
Services, US

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director
Banking Products
Services, US

Carlyle High Yield Partners III, Ltd.,
as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners IV, Ltd.,
as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners VI, Ltd.,
as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners VII, Ltd.,
as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Loan Opportunity Fund,
as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Loan Investment, Ltd.,
as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST-FRANKLIN
STRATEGIC INCOME SECURITIES FUND,
as a Lender

By:	/s/ Tyler Chan
Name:	Tyler Chan
Title:	Vice President

FRANKLIN STRATEGIC INCOME FUND
(CANADA),
as a Lender

By:	/s/ Tyler Chan
Name:	Tyler Chan
Title:	Vice President

ROSEMONT CLO, Limited
By: Deerfield Capital Management LLC as
its Collateral Manager

By:	/s/ Mark E. Wittnebel
Name:	Mark E. Wittnebel
Title:	Sr. Vice President

BRYN MAWR CLO, Ltd.
By: Deerfield Capital Management LLC as
its Collateral Manager

By:	/s/ Mark E. Wittnebel
Name:	Mark E. Wittnebel
Title:	Sr. Vice President

FOREST CREEK CLO, Ltd.
By: Deerfield Capital Management LLC as
its Collateral Manager

By:	/s/ Mark E. Wittnebel
Name:	Mark E. Wittnebel
Title:	Sr. Vice President

LONG GROVE CLO, Limited
By: Deerfield Capital Management LLC as
its Collateral Manager

By:	/s/ Mark E. Wittnebel
Name:	Mark E. Wittnebel
Title:	Sr. Vice President

MARKET SQUARE CLO, Ltd.
By: Deerfield Capital Management LLC as
its Collateral Manager

By:	/s/ Mark E. Wittnebel
Name:	Mark E. Wittnebel
Title:	Sr. Vice President

CUMBERLAND II CLO LTD.
By: Deerfield Capital Management LLC as
its Portfolio Manager

By:	/s/ Mark E. Wittnebel
Name:	Mark E. Wittnebel
Title:	Sr. Vice President

ACCESS INSTITUTIONAL LOAN FUND
By: Deerfield Capital Management LLC as
its Portfolio Manager

By:	/s/ Mark E. Wittnebel
Name:	Mark E. Wittnebel
Title:	Sr. Vice President

Sun America Senior Floating Rate Fund, Inc.
By: AIG Global Investment Corp. Investment
Sub-Advisor,
as a Lender

By:	/s/ Julie Bothamley
Name:	Julie Bothamley
Title:	Vice President

Galaxy IV CLO, LTd.
By: AIG Global Investment Corp.
its Collateral Manager,
as a Lender

By:	/s/ Julie Bothamley
Name:	Julie Bothamley
Title:	Vice President

Galaxy V CLO, LTd.
By: AIG Global Investment Corp.
its Collateral Manager,
as a Lender

By:	/s/ Julie Bothamley
Name:	Julie Bothamley
Title:	Vice President

State Street Bank & Trust Company as Trustee
For GMAM Group Pension Trust I

By:	/s/ Russell Ricciardi
Name:	Russell Ricciardi
Title:	Client Service Officer

SENIOR DEBT PORTFOLIO
By: Boston Management and Research
as Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management
as Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR
LOAN FUND
By: Eaton Vance Management
as Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

CONSTANTINUS EATON VANCE CDO V, LTD.
By: Eaton Vance Management
as Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE CDO VI, LTD.
By: Eaton Vance Management
as Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

GRAYSON & CO.
By: Boston Management and Research
as Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

BIG SKY SENIOR LOAN FUND, LTD.
By: Eaton Vance Management
as Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

THE NORINCHUKIN BANK, NEW YORK BRANCH through State Street Bank and Trust
Company N.A. as Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-Fact,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE
VT FLOATING-RATE INCOME FUND
By: Eaton Vance Management
as Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE
LIMITED DURATION INCOME FUND
By: Eaton Vance Management
as Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SENIOR
FLOATING-RATE TRUST
By: Eaton Vance Management
as Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE FLOATING-RATE
INCOME TRUST
By: Eaton Vance Management
as Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
By: Eaton Vance Management
as Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Blackhawk Global Floating Rate Income Trust
Blackhawk Limited Duration Income Trust
Blackhawk Senior Income Series
Blackhawk Senior Income Series II
Magnelite IV CLO, Limited
Magnelite V CLO, Limited
Senior Loan Fund,
as a Lender

By:	/s/ Tom Colwell
Name:	Tom Colwell
Title:	Auth. Sig.

The Sumitomo Trust and Banking Co., Ltd.
New York Branch

By:	/s/ Elizabeth A. Quirk
Name:	Elizabeth A. Quirk
Title:	Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P.
Its:	Investment Manager

By:	Ares Enhanced Loan GP, LLC
Its:	General Partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Ares V CLO Ltd.

By:	Ares CLO Management V, L.P.,
Its:	Investment Manager

By:	Ares CLO GP V, LLC,
Its:	Managing Member

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P.,
Its:	Investment Manager

By:	Ares CLO GP VIII, LLC,
Its:	General Partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P.
Its:	Investment Manager

By:	Ares CLO GP IX, LLC
Its:	General Partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

FRANKLIN STRATEGIC SERIES-FRANKLIN
STRATEGIC INCOME FUND,
as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

FRANKLIN TEMPLETON
LIM. DURATION INCOME TRUST,
as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

FRANKLIN FLOATING RATE
DAILY ACCESS FUND,
as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

FRANKLIN FLOATING RATE
MASTER SERIES,
as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

FRANKLIN CLO II, LIMITED,
as a Lender

By:	/s/ David Ardini
Name:	David Ardini
Title:	Vice President

FRANKLIN CLO III, LIMITED,
as a Lender

By:	/s/ David Ardini
Name:	David Ardini
Title:	Vice President

ING PRIME RATE TRUST
By: ING Investment Management Co.
as its Investment Manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

ING SENIOR INCOME FUND
By: ING Investment Management Co.
as its Investment Manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

JUPITER LOAN FUNDING LLC,
as a Lender

By:	/s/ Anna M. Tallent
Name:	Anna M. Tallent
Title:	Assistant Vice President

PPM MONARCH BAY FUNDING LLC,
as a Lender

By:	/s/ Anna M. Tallent
Name:	Anna M. Tallent
Title:	Assistant Vice President

PPM SHADOW CREEK FUNDING LLC,
as a Lender

By:	/s/ Anna M. Tallent
Name:	Anna M. Tallent
Title:	Assistant Vice President

PPM SPYGLASS FUNDING TRUST,
as a Lender

By:	/s/ Ann E. Morris
Name:	Ann E. Morris
Title:	Authorized Agent

ELF Funding Trust III
By: New York Life Investment Management LLC,
as Attorney-in-Fact,
as a Lender

By:	/s/ Robert H. Dial
Name:	Robert H. Dial
Title:	Managing Director

NYLIM Institutional Floating Rate Fund, L.P.
By: New York Life Investment Management LLC,
its Investment Manager,
as a Lender

By:	/s/ Robert H. Dial
Name:	Robert H. Dial
Title:	Managing Director

MainStay Floating Rate Fund, a series of Eclipse Funds, Inc.
By: New York Life Investment Management LLC,
as a Lender

By:	/s/ Robert H. Dial
Name:	Robert H. Dial
Title:	Managing Director

New York Life Insurance Company,
as a Lender

By:	/s/ Robert H. Dial
Name:	Robert H. Dial
Title:	Managing Director

New York Life Insurance and Annuity Corporation
By: New York Life Investment Management LLC,
its Investment Manager,
as a Lender

By:	/s/ Robert H. Dial
Name:	Robert H. Dial
Title:	Managing Director

Stanfield Vantage CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Asset Manager,
as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

XL Re Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager,
as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Windsor Loan Funding, Limited
By: Stanfield Capital Partners, LLC
as its Investment Manager,
as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Robson Trust,
as a Lender

By:	/s/ Linda R. Karn
Name:	Linda R. Karn
Title:	Authorized Signatory

CSAM Funding III,
as a Lender

By:	/s/ Linda R. Karn
Name:	Linda R. Karn
Title:	Authorized Signatory

Atrium IV,
as a Lender

By:	/s/ Linda R. Karn
Name:	Linda R. Karn
Title:	Authorized Signatory

TRS Callisto LLC,
as a Lender

By:	/s/ Deborah O’Keeffe
Name:	Deborah O’Keeffe
Title:	Vice President

MUIRFIELD TRADING LLC,
as a Lender

By:	/s/ Anna M. Tallent
Name:	Anna M. Tallent
Title:	Assistant Vice President

Hanover Square CLO Ltd.
By: Blackstone Debt Advisors L.P.
as Collateral Manager,
as a Lender

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Managing Director

Monument Park CDO Ltd.
By: Blackstone Debt Advisors L.P.
as Collateral Manager,
as a Lender

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Managing Director

Essex Park CDO Ltd.
By: Blackstone Debt Advisors L.P.
as Collateral Manager,
as a Lender

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Managing Director

Loan Funding VI LLC,
for itself or as agent for
Corporate Loan Funding VI LLC,
as a Lender

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Managing Director